MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Stephen M. Alderman
Stephen M. Alderman,
Trustee

Signed: August 16, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Robert J. Boulware
Robert J. Boulware,
Trustee

Signed: August 17, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Susan C. Gause
Susan C. Gause,
Trustee

Signed: August 17, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Nancy Hawthorne
Nancy Hawthorne,
Trustee

Signed: August 16, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Barbara A. Nugent
Barbara A. Nugent,
Trustee

Signed: August 17, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ John Rosenthal
John Rosenthal,
Trustee

Signed: September 27, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Linda B. Strumpf
Linda B. Strumpf,
Trustee

Signed: August 16, 2016

MET INVESTORS SERIES TRUST

METROPOLITAN SERIES FUND

AUGUST 16, 2016

POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint Brian D. McCabe, Jeremy C. Smith, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer, and any Assistant Secretary and the other officers of Met Investors Series Trust and Metropolitan Series Fund (the “Trusts”), and each of them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Forms N-1A and N-14 applicable to the Trusts and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

/s/ Dawn M. Vroegop
Dawn M. Vroegop,
Trustee and Chairman of the Board

Signed: August 16, 2016